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                                                                   EXHIBIT 10(I)

                              PAGELAB NETWORK, INC.

                        STOCK OPTION AND STOCK AWARD PLAN

A.   PURPOSE OF PLAN

     This Plan shall be known as the "PageLab Stock Option and Stock Award Plan" and hereinafter referred to as the "Plan." The Plan shall provide for the issuance of shares of common stock, no par value (the "Common Stock"), of PageLab Network, Inc. (the "Company"). The purpose of the Plan is to aid in maintaining and developing a mutually beneficial relationship with employees and non-employees of the Company who perform valuable services for or on behalf of the Company, to offer such persons additional incentives to put forth maximum efforts for the success of the business and to afford them an opportunity to acquire a proprietary interest in the Company. It is intended that this purpose be effected through the granting of stock options, the awarding of Common Stock subject to restrictions (the "Restricted Shares") and the awarding of Stock Appreciation Rights ("SAR") to such persons as hereinafter provided.

B.   STOCK SUBJECT TO PLAN

     Subject to the provisions of Section L hereof, the stock to be subject to options and which may be awarded as Restricted Shares under the Plan shall be shares of the Company's authorized Common Stock. Such shares may be either authorized but unissued shares, or issued shares that have been reacquired by the Company. Subject to adjustment as provided in Section K hereof, the maximum number of shares on which options may be exercised or which may be awarded as Restricted Shares under the Plan shall be Five Hundred Thousand (500,000) for the period ending December 31, 2001. Shares subject to an option under the Plan which, for any reason, expire or are terminated unexercised, shall be available for options or awards thereafter granted during the term of the Plan. If an award of Restricted Shares is forfeited in accordance with terms and conditions of such award, the Restricted Shares so forfeited shall also become available for further grants or awards under the Plan.

C.   ADMINISTRATION OF THE PLAN

     1. The Plan will be administered by the Board of Directors of the Company. The Board of Directors may authorize, at any time, the formation of a Stock Option Committee, consisting of two or more members who shall be appointed from time to time by the Board of Directors. The Stock Option Committee will, if formed, have authority to exercise the powers conferred upon the Board of Directors under the Plan, other than the power under Section L herein to terminate or amend the Plan or to accelerate the exercisability of any option or lift the restrictions on any Shares granted or awarded under the Plan.

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     2.   The Board shall have plenary authority in its discretion, subject to the express provisions of this Plan, as follows:

          (A.) Interpret the Plan;

          (B.) Determine the purchase price of the Common Stock covered by each Option and the terms of exercise of each such option;

          (C.) Determine the persons to whom and the time at which options (a person receiving options is hereinafter referred to as "Optionee") or awards of Restricted Shares (a person receiving an award of Restricted Shares is hereinafter referred to as a "Grantee.") shall be made or granted and the number of Shares to be subject to each such option or award;


          (D.) Determine the period during which Restricted Shares will be subject to restrictions and the nature and type of restrictions that may be imposed on Restricted Shares;

          (E.) Prescribe, amend and rescind rules and regulations relating to the Plan;

          (F.) Determine the terms and provisions (and amendments thereof) of each option and Restricted Share Agreement under the Plan (which agreements may not be identical), including the designation of those options intended to be Incentive Stock Options;

          (G.) Determine the form of payment to be made upon the exercise of an SAR (as hereinafter defined) as provided in Section Q, which payment may be either cash, Common Stock of the Company or a combination thereof; and

          (H.) Make all other determinations necessary or advisable for administration of the Plan.

     3. The granting of an Option or an Award pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company and the Optionee or Grantee to whom such right is granted.

D.  ELIGIBILITY

     1. Incentive Stock Options (as determined pursuant to Section O herein) may be granted only to employees of the Company and its future subsidiary companies, if any. Options which do not qualify as Incentive Stock Options and awards of Restricted Shares may be granted or made to both employees and to individuals or other entities (including but not limited to consultants and members of the Board of Directors of the Company) who perform services for the Company, but who are not employed by the Company, when granting an option or award to such person would be of benefit to the Company. In determining the persons to whom options or awards shall be granted or made and the number of shares subject to each such option or award, the Board of Directors may take into account the nature of services rendered by such persons, their present and potential contributions to the success of the Company and such other factors as the Board in its sole discretion may deem relevant. A person who has been granted an option or to whom a Restricted Share Award has been made under this Plan may be granted additional Options and receive additional Restricted Share Awards under the Plan if the Board shall so determine.

     2. Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan, the Optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code (as hereinafter defined), Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any, (within the meaning of Section 422(b)
          (6) of the Code), then any Incentive Stock Option to be granted to such Optionee pursuant to the Plan shall satisfy the requirements of
          Section 422A(c) (6) of the Code, and the option price shall not be less than 110% of the fair market value of the Common Stock of the Company, determined as described in Section E, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

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E.   PRICE

     The option price for all Incentive Stock Options granted under the Plan shall be determined by the Board of Directors, but shall not be less than 100% of the fair market value of the Common Stock at the date of the award, as determined in good faith by such Board. The option price for options granted under the Plan that do not qualify as Incentive Stock Options shall also be determined by the Board, but may be less than 100% of the fair market value of the Common Stock at the date of the award. The option price shall be payable at the time written notice of exercise is given to the Company. An Optionee shall be entitled to pay the exercise price in cash, by issuance of a promissory note to the Company (the terms and conditions of which shall be set forth in the agreement evidencing the grant of the option to the Optionee) or by tendering to the Company shares of the Company's Common Stock, previously owned by the Optionee, having a fair market value on the date of exercise equal to the option price (or the portion thereof not paid in cash). Fair market value of such shares shall be as determined in good faith by the Board of Directors.

F.   TERM

     Each Option and Restricted Share award and all rights and obligations thereunder shall (subject to provisions of Section H for Options determined to be Incentive Stock Options and Section I for Options that are determined not to be Incentive Stock Options) expire on the date determined by the Board of Directors and specified in the Option Agreement or agreement relating to the award of the Restricted Shares. The Board shall be under no duty to provide terms of like duration for options or awards granted under the plan; provided, however, that the term of any Incentive Stock Option shall not extend more than ten (10) years from the date of granting of the option, and the term of any option that does not qualify as an Incentive Stock Option shall not extend more than 10 years from the date of granting of the option.

G.   EXERCISE OF OPTIONS AND AWARDS

     1. The Board of Directors shall have full and complete authority (subject to the provisions of Section H for options determined to be Incentive Stock Options and Section I for options that are not intended to be Incentive Stock Options) to determine, at the time of granting or making, whether an option or Restricted Share Award will be exercisable in full at any time or from time to time during the term of the option or award, or to provide for exercise or receipt thereof in such installments and at such times during the term of the option or award as the Board may determine.

     2. Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, the exercise of any option or the transferring of any shares of Common Stock on the books and records of the Company pursuant to a Restricted Share award may be made contingent upon receipt from the Optionee or Grantee (or other person rightfully exercising the option or receiving certificates for the shares granted pursuant to a Restricted Share Award) of a representation that, at the time of such exercise or receipt, it is their intention to acquire the shares so received thereunder for investment and not with a view to distribution thereof. Certificates for shares issued or transferred pursuant to the exercise of any option or the granting of any Restricted Share Award may be restricted as to further transfers upon advice of legal counsel that such restriction is appropriate to comply with applicable securities laws.

     3. Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, the Company shall not be required to issue any shares of Common Stock, deliver any certificates for shares of Common Stock or transfer on its books and records any shares of Common Stock if such issuance, delivery or transfer would, in the judgement of the Board of Directors, constitute a violation of any state or Federal law, or of the rules and regulations of any governmental regulatory body or securities exchange.

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     4.   An Optionee electing to exercise an option shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered, in accordance with the provisions of Section E, with such notice of exercise. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he/she shall possess no rights as a stockholder with respect to such shares.

     5. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his/her employment at any time.

H.   EARLY TERMINATION OF INCENTIVE STOCK OPTIONS

     The Board of Directors may provide, when granting an Incentive Stock Option, that the option will terminate within a specified period of time after the person receiving the option shall cease to render services on behalf of the Company or its subsidiaries, or upon the death or disability of such person. Unless otherwise stated in the Option Agreement relating to a given Incentive Stock Option, the following provisions shall govern the treatment of an Incentive Stock Option in such circumstances:

     1. In the event that the holder of an Incentive Stock Option shall cease to be employed by the Company or its subsidiaries, if any, for any reason other than death, such holder may, at any time within a period of one month after such termination, exercise any Incentive Stock Options held by such holder to the extent such options were exercisable by such holder on the date of such termination (subject to Section F (2) and (3) herein;

     2. In the event that the holder of an Incentive Stock Option dies while such holder's Incentive Stock Option remains outstanding, the option may, within one year after such holder's death, be exercised to the extent that such holder was entitled to exercise such option on the date of such holder's death by the person or persons to whom such holder's rights under the option shall pass by will or by the applicable laws of descent and distribution, but in no case after the expiration of the applicable term determined pursuant to Section F hereof.

I.   EARLY TERMINATION OF NON-INCENTIVE OPTIONS

     The Board of Directors may provide, when granting a Non-Incentive Option, that the option shall terminate within a specified period of time after the person or entity receiving the option shall cease to render services for or on behalf of the Company, or upon the death, disability or dissolution of such person or entity. Unless otherwise stated in the Option Agreement, an option granted hereunder will continue for its full term without early termination.

J.   NON-TRANSFERABILITY OF OPTIONS

     No Option granted under the Plan shall be transferable by an Optionee, other than by will or the laws of descent or distribution.

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K.   DILUTION OR OTHER ADJUSTMENTS

     If the number of outstanding shares of the Common Stock of the Company shall, at any time, be increased or decreased as a result of a subdivision or consolidation of shares, stock dividend, stock split, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to the Plan and to any option, SAR (as hereinafter defined) or Restricted Share award previously granted or made, as well as the option price or amount payable upon the exercise of any SAR or any previously granted option or SAR, shall be appropriately adjusted in order to prevent the dilution or enlargement of the rights of the holders of outstanding options, SARs or Restricted Share Awards. Any fractional shares resulting from any such adjustments shall be eliminated.

L.   AMENDMENT OR DISCONTINUANCE OF PLAN

     The Board of Directors may amend or discontinue the Plan at any time. Except as provided in Section K, no amendment of the Plan with respect to the granting of Incentive Stock Options or the making of Restricted Share Awards shall, without shareholder approval:

     1. Increase the maximum number of shares under the Plan as provided in Section B herein;

     2.   Decrease the minimum option price provided in Section E herein;

     3.   Extend the maximum option term under Section F;

     4. Materially modify the requirements as to eligibility for participation in the Plan;

     5. Extend the expiration date of the Plan, as defined in Section N herein.

     Except as provided in Section K, the Board of Directors shall not alter or impair any option, SAR or Restricted Share award granted or made under the Plan without the consent of the Holder of the Option, SAR or Restricted Share Award, provided, however, that the Board may accelerate the exercisability of options (and any related SARs) or lift any restrictions imposed on Restricted Shares at any time during the term of such options or awards without the consent of the holders thereof.

M.   TIME OF GRANTING

     Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Board of Directors (other than the execution and delivery of an option or the making of an Award Agreement, as hereinafter defined), shall constitute the granting of an option or the making of a Restricted Share Award hereunder. The granting of an option or the making of a Restricted Share Award pursuant to the Plan shall take place only when a written Option or Award Agreement shall have been duly executed and delivered by or on behalf of the Company to the Optionee or Grantee to whom such option or award is granted or made.

N.   TERMINATION OF PLAN

     Unless the Plan shall have been discontinued as provided in Section L hereof, the Plan shall terminate on December 31, 2001. No Option or Restricted Share Award may be granted or made after that date, but termination of the plan shall not, without the consent of the Optionee or Grantee, alter or impair any rights or obligations under the Option, SAR or Restricted Share Award theretofore granted or made.

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O.   DETERMINATION OF INCENTIVE STOCK OPTION

     The Board shall determine, upon the granting of each option, whether such option shall be an Incentive Stock Option under Section 422A of the Internal Revenue Code of 1986 or an option that does not qualify as an Incentive Stock Option.

P.   RESTRICTED SHARE AWARDS

     Each award of the Restricted Shares under the Plan shall be evidenced by an instrument (an "Award Agreement or Grant"). Each Award Agreement shall be subject to the terms and conditions of the Plan, but may contain additional terms and conditions (which terms and conditions may vary from Grantee to Grantee) that are not inconsistent with the Plan as the Board of Directors may deem necessary and desirable. Each Award Agreement shall comply with the following terms and conditions:

     1. The Board shall determine the number of Restricted Shares to be awarded to a Grantee;

     2. At the time of the Award of Restricted Shares, a certificate representing the appropriate number of shares of Common Stock awarded to a Grantee shall be registered in the name of such Grantee, but shall be held by the Company or any custodian appointed by the Company for the account of the Grantee subject to the terms and conditions of the Plan. The Grantee shall have all rights of a stockholder as to such shares of Common Stock, including the right to receive dividends and the right to vote such Common Stock, subject to the following restrictions:

          a.) The Grantee shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period, as hereinafter defined;

          b.) The Restricted Shares may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period, and;

          c.) All or a specified portion of the Restricted Shares shall be forfeited and all rights of the Grantee to any Restricted Shares so forfeited shall terminate without further obligation on the part of the Company unless Grantee remains in continuous employment of the Company for the period in relation to which all or such portion of the Restricted Shares were granted (the "Restricted Period"). The Board of Directors shall have the power to determine which portion of an award of Restricted Shares shall be forfeited in the event of a Grantee's failure to remain in the continuous employment of the Company during the Restricted Period relating to such award. In addition, the Board may specify additional restrictions or events which must occur during the Restricted Period or portion of restricted shares that shall be forfeited if objectives, as stated in the award, are not met. Any shares of Common Stock received as a result of a stock distribution to holders of Restricted Shares shall be subject to the same restrictions as such Restricted Shares.

     3. At the end of each applicable Restricted Period or at such earlier times as otherwise provided by the Board of Directors, all restrictions contained in an Award Agreement and in the Plan shall lapse as to such portion of the Restricted Shares granted in relation to such Restricted Period, and a stock certificate for the appropriate number of shares of Common Stock, free of the restrictions, shall be delivered to the Grantee or his/her beneficiary or estate, as the case may be.

     4. There shall be no limitation on the number of shares of Common Stock which a Grantee may be awarded except that no Grantee may be awarded shares of Common Stock in excess of the number of shares remaining available for option grants and share awards under the Plan.

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Q.   ALTERNATIVE STOCK APPRECIATION RIGHTS

     1. GRANT - At the time of grant of an option under the Plan (or at any time thereafter as to options which are not Incentive Stock Options), the Board of Directors, in its discretion, may grant to the holder of such option an alternative Stock Appreciation Right (SAR) for all or any part of the number of shares covered by the Holder's option. Any such SAR may be exercised as an alternative, but not in addition to an option granted hereunder, and any exercise of an SAR shall reduce an option by the same number of shares as to which the SAR is exercised. An SAR granted to an Optionee shall provide that such SAR, if exercised, must be exercised within the time period specified therein. Such specified time period may be less than (but may not be greater than) the time period during which the corresponding option may be exercised. An SAR may be exercised only when the corresponding option is eligible to be exercised. The failure of the Holder of an SAR to exercise such SAR within the time period specified shall not reduce such Holder's option rights. If an SAR is granted for a number of shares covered by the corresponding option, the Board may later (as to options which are not Incentive Stock Options) grant to the Optionee an additional SAR covering additional shares; provided, however, that the aggregate amount of all SARs held by any Optionee shall at no time exceed the total number of shares covered by such Optionee's unexercised options.

     2. EXERCISE - The holder of any option which by its terms is exercisable who also holds an SAR may, in lieu of exercising their option, elect to exercise their SAP, subject, however, to the limitation on time of exercise hereinafter set forth. Such SAR shall be exercised by the delivery to the Corporation of a written notice which shall state that the Optionee elects to exercise their SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid in Common Stock of the Corporation. The Board shall promptly cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Company, or any combination of cash and stock as the Board may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Board of Directors. The "SAR exercise amount" is the excess of the fair market value of one share of the Company's Common Stock on the date of exercise, divided by the per-share option price for the option in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For purposes hereof, fair market value of the Company's shares shall be determined as provided in Section E herein. An SAR may be exercised only when the SAR exercise amount is positive.

     3. LIMITATION ON DATE OF EXERCISE - An SAR may only be exercised in compliance with Rule 16b-3 (paragraph e) of the Securities Exchange Act of 1934 as presently in effect or as subsequently modified by amendment.

     4. OTHER PROVISIONS OF PLAN APPLICABLE - All provisions of the Plan applicable to options granted hereunder shall apply with equal effect to an SAR. No SAR shall be transferable otherwise than by will or the laws of descent and distribution; an SAR may be exercised during the lifetime of the holder thereof only by such holder.

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R.   TAX INDEMNIFICATION PAYMENTS

     The Board shall have the authority, at the time of the grant of an option or the making of a Restricted Share Award under the Plan, or at any time thereafter, to approve tax indemnification payments to designated Optionees and Grantees, to be paid upon their exercise of stock options which do not qualify as Incentive Stock Options or recognition of a taxable gain by reason of their receipt of an award of Restricted Shares, as the case may be. The amount of any such payment shall not exceed the amount of tax generally payable by an Optionee or Grantee by reason of such exercise or recognition, and shall not, in any case, exceed sixty percent (60%) of the amount imputed as taxable income to a particular Optionee or Grantee by reason of either of the above-described events. The Board of Directors shall have full authority, in its discretion, to determine the amount of any such payment, the terms and conditions affecting the exercise, vesting and payment of any payment, and whether any payment shall be payable in cash or other property.

S.   INCOME TAX WITHHOLDING

     In order to assist an Optionee or Grantee in paying federal and state income taxes required to be withheld upon the exercise of an option or receipt of a Restricted Share Award granted or made hereunder, the Board of Directors, in its discretion and subject to such additional terms and conditions as it may adopt, shall permit the Grantee or Optionee to elect to satisfy such income tax withholding obligations by having the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with the provisions of Section E hereof, equal to the taxes required to be withheld.

NOW THEREFORE, THIS STOCK OPTION AND STOCK AWARD PLAN is hereby adopted by all Shareholders and implemented by the Board of Directors on this 17th Day of August, 1999.



-------------------------------
ANDREW DEAN HYDER, CEO
CHAIRMAN AND MAJORITY SHAREHOLDER

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PAGELAB NETWORK, INC.
STOCK OPTION AND STOCK AWARD PLAN
DILUTION AND OTHER ADJUSTMENTS

The following adjustments are made with respect to the number and kind of shares affected by consolidation of shares, stock dividends, stock splits, recapitalizations, merger or other corporate reorganization.

--------------------------------------------------------------------------------
     Date      Type of shares      Type of adjustment     Adjusted # of shares
                                                                reserved
--------------------------------------------------------------------------------
   10-8-00      Common Stock     Five-for-1 stock split         2,500,000
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